EXHIBIT 32.1

CERTIFICATION OF PERIODIC REPORT

I, Janet Lewis Matricciani, Chief Executive Officer of World Acceptance Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

(1)
the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2017, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	August 8, 2017	/s/ Janet Lewis Matricciani
Janet Lewis Matricciani
Chief Executive Officer